V2 Hedged Equity Fund

Investor Class	VVHEX
Institutional Class	VVHIX

A series of Trust for Advised Portfolios (the “Trust”)

May 1, 2015

Supplement to the Prospectus dated October 31, 2014 as supplemented November 17, 2014, and the
Summary Prospectus and Statement of Additional Information (“SAI”) each dated October 31, 2014

Based upon a recommendation by V2 Capital, LLC (the “Adviser”), the investment adviser to the V2 Hedged Equity Fund (the “Fund”), the Board of Trustees (the “Board”) of Trust for Advised Portfolios has determined to close and liquidate the Fund.  The Adviser recommended this action because the Adviser believes it would no longer be possible to effectively implement the Fund’s investment strategy, given an anticipated decline in Fund assets.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets on May 7, 2015.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective immediately, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by May 6, 2015, will automatically be redeemed on May 7, 2015, and net cash proceeds, less any required withholdings, will be sent to the address of record.

If the Fund has not received your redemption request or other instruction by May 6, 2015, your shares will be redeemed on May 7, 2015, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on May 7, 2015.

Please contact the Fund at 1-855-594-7231 if you have any questions.

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Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.